                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               January 31, 1997


                               TRENWICK GROUP INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                        0-14737               06-1152790
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


       Metro Center, One Station Place, Stamford, Connecticut           06902
              (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:               (203) 353-5500

Item 5.  Other Events


On January 31, 1997, the registrant issued a press release in accordance with Rule 135c under the Securities Act of 1933, as amended, in which it announced
(i) the sale, pursuant to a Rule 144A/Regulation S private offering, of $110 million in 8.82% Subordinated Income Capital Securities through a Delaware statutory business trust, and (ii) the use of substantially all of the net proceeds thereof for the redemption of the registrant's $103.5 million aggregate principal amount of 6% Convertible Debentures (to the extent they are not converted). The press release is attached hereto as Exhibit A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 4, 1997

                                             TRENWICK GROUP INC.

                                         By /S/ JAMES F. BILLETT, JR.
                                               ___________________________
                                                James F. Billett, Jr.
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                                                                       EXHIBIT A


                 Alan L. Hunte, Vice President, Chief Financial
                      Officer and Treasurer (203) 353-5500


                Trenwick Group, Inc. Calls Convertible Debentures
                   for Redemption; Completes Private Offering
                              of Capital Securities


Stamford, Connecticut, January 31, 1997 . . .
Trenwick Group Inc. announced that it will redeem all of its outstanding 6% Convertible Debentures due December 15, 1999, on February 20, 1997, at a redemption price of 102.57% principal amount plus accrued interest to the redemption date. The Company's private offering of $110 million in 8.82% Subordinated Capital Income Securities (the "Capital Securities") through Trenwick Capital Trust I, a Delaware statutory business trust, was successfully completed today, and substantially all of the proceeds from the offering will be used for the redemption, to the extent that the holders of the Convertible Debentures do not exercise their right to convert them into the Company's common stock. Upon completion of the redemption, any remaining net proceeds from the offering of the Capital Securities will be used for general corporate purposes, which may include investments in and advances to subsidiaries, the financing of growth and expansion, the financing of possible future acquisitions and other corporate purposes.

THE CAPITAL SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION THEREUNDER OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

                          ----------------------------
                                    - more -

                        NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT, ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

                          ----------------------------

                        FOR NORTH CAROLINA RESIDENTS ONLY
THE COMMISSIONER OF INSURANCE OF THE STATE OF NORTH CAROLINA HAS NOT APPROVED OR DISAPPROVED THE OFFERING OF THE SECURITIES MADE HEREBY NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING MEMORANDUM.



                                     # # # #
January 31, 1997